UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2024

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130 Long Beach, CA 90831 (Address of Principal Executive Offices) (310) 891-1959 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

FORWARD-LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in deciding to invest in our stock. No representations or warranties of any kind are intended, nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue because of an investment in the Company. The Company does not in any way represent, guarantee, or warrant an economic gain or profit regarding our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed, nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “Bakhu” refer to Bakhu Holdings, Corp., and its consolidated subsidiary.

Item 1.01 Entry into a Material Definitive Agreement

On February 27, 2024, the Company closed Tranche I of the ongoing private placement sale of $1,030,000 in aggregate principal amount of secured promissory notes bearing interest at 13%, payable in cash or in kind. The notes are payable at maturity in February 2028 (the “13% Convertible Secured Notes”).

The recent closing completes Tranche I of the financing effort commenced in July 2023, near the end of our most recent fiscal year. We then authorized the OZ Company and its owner, John R. Munoz, one of our principal stockholders, as the lead investor (“Lead Investor”), to seek up to $20.0 million in external funding through the sale of 13% Convertible Secured Notes. The obligations under the notes are secured by our assets. The 13% Convertible Secured Notes are convertible to our common stock at $0.50 per share. Upon conversion of the notes, we will issue one warrant for each dollar amount converted, with an exercise price of $0.50 per share for warrants issued on conversion of the first $1.5 million of 13% Convertible Secured Notes issued, an exercise price of $0.75 per share for warrants issued on conversion of the second $3.5 million tranche of 13% Convertible Secured Notes issue, and an exercise price of $1.00 per share for warrants issued on conversion of 13% Convertible Secured Notes issued after the first $5.0 million in notes issued. The Lead Investor purchased $500,000 of the notes issued in Tranche I.

In connection with this offering, the Company, the Lead Investor, and Inter-M Traders FZ LLE, our single largest record stockholder (the “Principal Shareholder”), agreed to additional terms and conditions, some of which were completed as interim steps during the completion of $1,030,000 in sales, which was styled as Tranche I in the offering, as follows:

On September 18, 2023, Cell Science Holding Ltd. (“Cell Science”), agreed to cancel the four outstanding shares of Series A Preferred Stock owned by it. As a result of this preferred stock cancellation, Cell Science no longer has the voting power to control all stockholder votes, and we are amending our certificates of designation so that the Series A Preferred Stock and Series B Preferred Stock are no longer authorized for future issuance.  We now have outstanding only common stock, which is entitled to one vote per share on all matters.

Cell Science, the holder of a promissory note for the one-time payment under our technology license agreement for $3.5 million, and the Lead Investor, the holder of a working capital note in the principal amount of $3,049,184, have extended the maturity dates of their notes to February 2028.

The following corporate governance changes are being implemented.

(a)Until the 13% Convertible Secured Notes are paid in full, the board will be expanded and comprised of seven directors.

(b)Three directors will be designated by the Principal Shareholder, who initially will consist of

(i)Aristotle Popolizio;

(ii)Juan Carlos Garcia La Sienra Garcia; and

(iii)Kimberly Tanami.

(c)Three directors will be designated by the Lead Investor, who initially will be:

(i)Teddy Scott;

(ii)Mitch Kahn; and

(iii)Peter Whitton.

(d)If any designee resigns, is removed, or is otherwise unable to serve, the entity appointing such director will appoint his replacement.

(e)As soon as practical, a majority of the above six directors are to appoint a seventh director. Appointment of the seventh independent director will be subject to approval by the Principal Shareholder. If the event the board is deadlocked, then the current board will nominate three director candidates to the Principal Shareholder, who may select the seventh director.

We used the proceeds from the sale of the initial $1,030,000 in 13% Convertible Secured Notes to pay pressing past due and ongoing obligations to our creditors, including $302,369 in compensation to incumbent officers and directors.  We propose to use additional available proceeds from the ongoing sale of notes to reduce past due accounts payable, to initiate officer’s and director’s insurance, to pay accrued and ongoing professional fees, general and administrative expenses, science engineering fees sublicensing related expenses, and for general corporate working capital.

Item 3.03 Material Modification to Rights of Security Holders

As noted above, on September 18, 2023, Cell Science agreed to cancel the four outstanding shares of Series A Preferred Stock owned by it. This did not change the rights of holders of our common stock.

Item 5.01 Changes in Control of Registrant

As a result of cancellation of the four outstanding shares of Series A Preferred Stock Cell Science no longer has the voting power to control all stockholder votes.  Each share of Series A Preferred Stock had voting rights equal to four times the aggregate votes of the total number of shares of common stock issued and outstanding plus the total number of votes of all other classes of preferred stock issued and outstanding, divided by the number of shares of Series A Preferred Stock issued and outstanding.

We now have outstanding only common stock, which is entitled to one vote per share on all matters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted in Item 1.01, we have agreed to expand our board of directors from five to seven directors and have agreed to appoint Teddy Scott, Mitch Kahn, and Kimberly Tamani as directors.

Teddy C. Scott, Ph.D., J.D., has more than 20 years of experience in biotechnology research, intellectual property law and the cannabis industry.  Dr. Scott is the founder and former Chief Executive Officer of PharmaCann, where he was Chief Executive Officer from 2014 to 2019, and he was Chief Executive Officer of Ethos Cannabis from 2020 to 2021.  Since 2019, Dr. Scott is also a founder and currently serves as a director of SmartHealth Catalyzer, a company that focuses on advancing biotechnology developed at Midwestern universities.  Dr. Scott’s legal experience, primarily involving patents, licensing and strategic partnerships focusing on the drug, pharmaceutical and medical device areas, was at law firms including Polsinelli PC from 2006 to 2015, of which he was a shareholder; Howrey LLP, from 2003 to 2006; Katten Muchin Zavis Rosenman, from 2001 to 2003; Wilson Sonsini Goodrich & Rosati, from 2000 to 2001; and McDonnell Boehnen Hulbert & Berghoff, from 1998 to 2000.  Dr. Scott earned a BS in Biochemistry from Texas Tech University in 1990; received a Ph.D. in Molecular Biophysics from the University of Texas Southwestern Medical Center in 1997; attended the Southern Methodist University Dedman School of Law from 1997 to 1998; and received his J.D., cum laude, from the Northwestern University Pritzker School of Law in 2000.

Dr. Scott has been recognized for his leadership in the development of the U.S. cannabis industry by shaping production and development standards for creating high quality, reliable cannabis products.  After an extensive international search, the board found a direct skills match with the Company’s objectives to maximize its years of research and development and laboratory testing in cell replication technology and related proprietary equipment, processes and formulation to produce, manufacture and sell cannabis-related (cannabinoid) products.

Mitch Kahn was the Co-Founder and CEO of Grassroots Cannabis, a large private, vertically integrated cannabis operation in the United States, which was purchased by Curaleaf Holdings in 2020. Mr. Kahn co-founded Grassroots in 2014 to provide safe and efficacious cannabinoid products to consumers. Under his leadership, Mr. Kahn led over 1,100 team members across 11 states and obtained more than 60 regulatory licenses in the emerging cannabis sector. Prior to Grassroots Cannabis, Mr. Kahn co-founded Frontline Real Estate Partners, a Chicago-based real estate investment and advisory company with expertise in the acquisition, development, management, disposition, and leasing of commercial real estate properties throughout the United States. The company acquired properties valued at more than $125,000,000 and built a successful brokerage and property management business currently managing more than two million square feet of properties. In addition, to founding Grassroots Cannabis and Frontline, Mr. Kahn co-founded Hilco, a leading real estate restructuring, disposition valuation, and appraisal firm. Mitch served as President and CEO, and grew the business to more than 30 employees and annual revenues in excess of $15,000,000. Mr. Kahn began his career as a transactional attorney focused on real estate and corporate M&A transactions. Before entering his entrepreneurial endeavors, he served as Senior Vice President of Sportmart, growing the company’s footprint from 20 to 70 stores. Mr. Kahn is a graduate of the University of Wisconsin School of Business and received his JD from Northwestern University Law School. Mr. Kahn serves on multiple Boards and is actively involved in numerous charitable and community organizations.

Kimberly Tanami is the CEO and Founder of HPI Canna, a state-of-the-art cultivation, extraction, manufacturing, and distribution facility nestled on 434 acres in New York’s Hudson Valley. Drawing upon more than two decades of extensive executive leadership experience as a CEO and President, Ms. Tanami’s professional trajectory was profoundly influenced by personal tragedy when she lost her sister to epilepsy at the age of 29. This event fueled her determination to explore innovative treatment avenues, including the utilization of cannabis within healthcare frameworks. Under Ms. Tanami’s leadership, HPI Canna has quickly grown into one of New York state’s leading cannabis producers, with a diverse brand portfolio that includes New York’s #1 selling flower brand, Dank, industry heavyweights like Packwoods, and social equity led brands like 40 Tons, Drew Martin, Chef for Higher, Her Highness, and more. HPI Canna embodies Ms. Tanami’s vision of becoming the standard-bearer for New York’s emerging cannabis industry while establishing a healthy and sustainable ecosystem by bringing best-in-class brands to market with innovative partners at every level of the supply chain.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In furtherance of the cancelation of all dual-shared class, preferred shares, or shares having super-voting, the board authorized the amendment to the Company’s Articles of Incorporation and filing a Certificate, Amendment or Withdrawal of Designation for our Series A Preferred Stock, a copy of which is attached as Exhibit 4(iii) (the “Series A Preferred Certificate of Withdrawal”), and a Certificate, Amendment or Withdrawal of Designation for our Series B Preferred stock, a copy of which is attached as Exhibit 4(iv) (the “Series B Preferred Certificate of Withdrawal”), to eliminate such separate series of preferred stock, and return such previously designated shares to authorized, unissued and undesignated shares of preferred stock.

Item 8.01 Other Events

Grant of Options to Directors

With the expansion and appointment of directors as noted above, the Company granted to each of Teddy Scott, Mitch Kahn, Kimberly Tanami, and incumbent directors, Aristotle Popolizio, Peter Whitton and Juan Carlos Garcia La Sienra Garcia, a non-qualified stock option to purchase 240,000 shares of common stock at an exercise price of $1.00 per share. Such options shall be exercisable for seven years. The options shall vest at the rate of 1/12 (i.e., 20,000 shares) per month commencing on the Grant Date, so that all options shall be fully vested and exercisable on the first anniversary of the Grant Date.

Unless a director resigns, is removed as provided in the Bylaws of the Company, dies or becomes incapacitated, each director shall receive annually, on each anniversary date, an additional option to purchase 240,000 shares of the Company’s common stock at an exercise price per share equal to the greater of (i) $1.00 per share, or (ii) Market price, defined as the average of the reported closing transaction price, if available, or closing bid price VWAP for the seven trading days preceding the date of grant, unless the aggregate trading volume for such period was less than $100,000, in which case the applicable trading period will be that number of days required to have aggregate trading volume of $100,000.  Such annual grant of options shall continue in effect until the director resigns, is removed as provided in the Bylaws of the Company, dies or becomes incapacitated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
4(iii)	Certificate, Amendment or Withdrawal of Designation (Series A Preferred Stock)(1)
4(iv)	Certificate, Amendment or Withdrawal of Designation (Series B Preferred Stock)(1)
10.1	Form of Convertible Secured Promissory Note(1)
10.2	Form of Warrant(1)
10.3	General Security Agreement(1)
10.4	Intellectual Property Security Agreement(1)

(1)  Filed herewith

***Signature Page Follows ***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS, CORP.

Date: March 4, 2024	/s/ Aristotle Popolizio
By: Aristotle Popolizio
Its: Vice President and Director

Date: March 4, 2024	/s/ Juan Carlos Garcia La Sienra Garica
By: Juan Carlos Garcia La Sienra Garcia
Its: CFO and Director

Date: March 4, 2024	/s/ Peter Whitton
By: Peter Whitton
Its: Director